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                                                                    EXHIBIT 10.1

                                 FIRST AMENDMENT
                           FEDERAL EXPRESS CORPORATION
                         RETIREMENT PARITY PENSION PLAN

     THIS AMENDMENT is made pursuant to the authority to amend the Federal Express Corporation Retirement Parity Pension Plan (the "Plan") as provided in
Section 14 therein.

     WHEREAS, Federal Express Corporation (the "Company") desires to amend the Plan to provide for payment of 100% of the difference between the Unreduced Benefit and the Maximum Benefit; and

     WHEREAS, the Compensation Committee of the Company's Board of Directors approved such enhancement at its May 31, 1994 meeting;

     NOW, THEREFORE, the Plan is hereby amended, effective June 1, 1994, in the following respects:

                                      FIRST

          Section 3, Benefit Amount and Limitations, of the Plan is hereby amended by deleting "80%" where it occurs therein and inserting "100%" in its place.

     IN WITNESS WHEREOF, the undersigned duly authorized officer of the Company has executed this First Amendment this 1ST day of September, 1994.


                                   FEDERAL EXPRESS CORPORATION


                                   /S/ STEVEN E. PRIDDY

                                   ------------------------------------------
                                   Steven  E.  Priddy,  Vice President
                                   Personnel Administration

                                   Date:              9/1/94
                                        ----------------------------------------


ATTEST:

/S/ GEORGE W. HEARN
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Title:       ASSISTANT SECRETARY
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